UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): April 27, 2023

CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 806-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	CHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Church & Dwight Co., Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on April 27, 2023. At the Annual Meeting, the stockholders of the Company approved the Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”), a description of which is included on pages 89 – 92 of the Company’s proxy statement for the 2023 annual meeting filed with the Securities and Exchange Commission on March 17, 2023 (the “Proxy Statement”) and is incorporated herein by reference as Exhibit 99.1. Such description and the other information relating to the Employee Stock Purchase Plan included herein is qualified in its entirety by reference to the actual terms of the Employee Stock Purchase Plan, which is attached as approved as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 27, 2023, the Company amended and restated the Company’s By-laws (the “By-laws”). The amendments to the By-laws, among other things, (i) add new Section 13 of Article II with respect to stockholder lists, (ii) revise Article II and Article VIII of the By-laws with respect to stockholder record dates, (iii) update the provisions in Article II, Article III, Article V, and Article VI of the By-laws with respect to electronic communications, notices, books and records, and meetings, (iv) revise the provisions in Article II with respect to stockholder meeting procedures and voting, and (v) make certain other clarifying changes.

The foregoing description of the amendments to the Company’s By-laws is qualified in all respects by reference to the text of the By-laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below.

Proposal No. 1 — Election of Directors

The following nominees were elected by stockholders to serve on the Company’s Board of Directors for a term of one year each, or until their successors are elected and qualified. The voting results for each director nominee were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Bradlen L. Cashaw	190,193,843	2,234,763	446,704	22,300,635
Matthew T. Farrell	175,500,041	16,236,173	1,139,096	22,300,635
Bradley C. Irwin	178,420,163	14,017,490	437,657	22,300,635
Penry W. Price	182,630,041	9,801,282	443,987	22,300,635
Susan G. Saideman	184,279,554	8,167,257	428,499	22,300,635
Ravichandra K. Saligram	175,761,859	16,676,923	436,528	22,300,635
Robert K. Shearer	181,937,236	10,498,396	439,678	22,300,635
Janet S. Vergis	181,322,210	11,015,072	538,028	22,300,635
Arthur B. Winkleblack	177,994,253	14,424,952	456,105	22,300,635
Laurie J. Yoler	184,975,118	7,475,134	425,058	22,300,635

Proposal No. 2 – Advisory Vote to Approve Compensation of the Named Executive Officers

The stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement for the Annual Meeting. The result of the advisory vote is set forth below:

For	Against	Abstain	Broker Non-Votes
160,162,544	31,143,028	1,569,738	22,300,635

Proposal No. 3 – Advisory Vote on the Frequency of Executive Compensation

The stockholders approved the frequency of one-year for the advisory vote on compensation of the Company’s named executive officers. The result of the advisory vote is set forth below:

1-Year	2-Year	3-Year	Abstain	Broker Non-Votes
189,766,877	254,288	2,269,868	584,277	22,300,635

As noted above, the stockholders approved, on an advisory basis, an annual advisory vote on the compensation of the Company’s named executive officers. The Company’s Board of Directors has determined that the Company will continue to include a stockholder advisory vote on the compensation of its named executive officers in its proxy materials every year until the next required vote on the frequency of stockholder votes on the compensation of executives, which, under Securities and Exchange Commission regulations, will occur at least once every six years.

Proposal No. 4 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023. The voting results on the proposal were as follows:

For	Against	Abstain
202,253,969	12,516,884	405,092

Proposal No. 5 — Approval of the Church & Dwight Co., Inc. Employee Stock Purchase Plan.

The stockholders approved the Church & Dwight Co., Inc. Employee Stock Purchase Plan. The voting results on the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
190,489,660	2,058,706	326,944	22,300,635

Proposal No. 6 – Stockholder Proposal

The stockholders did not approve the stockholder proposal submitted as Proposal 6. The voting results on the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
67,018,030	124,768,483	1,088,797	22,300,635

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Church & Dwight Co., Inc. Amended and Restated By-laws, as amended and restated April 27, 2023.

10.1	Church & Dwight Co., Inc Employee Stock Purchase Plan, as approved by the Company’s stockholders on April 27, 2023 (incorporated by reference to Appendix A in the Proxy Statement).

99.1	The section entitled “Proposal 5: Approval of the Church & Dwight Co., Inc. Employee Stock Purchase Plan” included in the Proxy Statement is incorporated herein by reference.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: April 28, 2023	By:	/s/ Patrick de Maynadier
	Name:	Patrick de Maynadier
	Title:	Executive Vice President, General Counsel and Secretary